SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only
(as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Exponent, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2003 NOTICE OF

ANNUAL STOCKHOLDERS MEETING

AND PROXY STATEMENT

Exponent, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 29, 2003

TO THE STOCKHOLDERS:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Exponent, Inc., a Delaware Corporation (the “Company”), will be held on Thursday, May 29, 2003, at 8:00 a.m., PDT, at 149 Commonwealth Drive, Menlo Park, California 94025, for the following purposes:

1.	To elect nine directors for a term of one year.

2.	To ratify the appointment of KPMG LLP as independent auditors for the Company for the year ending January 2, 2004.

3.	To attend to other matters that properly come before the meeting.

Stockholders owning the Company’s shares at the close of business on April 14, 2003 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting.

All stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting in person.

Please note that if you hold your shares in “street name”, that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. Check-in at the registration desk will be required.

FOR THE BOARD OF DIRECTORS

Richard L. Schlenker, Corporate Secretary

Menlo Park, California

May 2, 2003

EXPONENT, INC.

PROXY STATEMENT

FOR THE

2003 ANNUAL MEETING OF STOCKHOLDERS

ABOUT THE MEETING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Exponent, Inc., a Delaware Corporation. The Annual Meeting of Stockholders will be held at the Company’s principal executive office, 149 Commonwealth Drive, Menlo Park, California 94025, on Thursday, May 29, 2003, at 8:00 a.m., PDT. The telephone number for this location is (650) 326-9400.

What is the Purpose of the Annual Meeting?

At the Company’s Annual Meeting, stockholders will act upon matters outlined in the accompanying notice of the meeting and transact such other business that may properly come before the meeting.

Who is Entitled to Vote?

Only stockholders of record at the close of business on the Record Date, April 14, 2003, receive notice of the Annual Meeting and are entitled to vote at the Annual Meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Please note that if you hold your shares in “street name,” that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership on the Record Date. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, such as election of directors, or leave your shares without a vote. We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the meeting.

The proxy solicitation materials will be mailed on or about May 8, 2003, together with the Company’s Annual Report for the period ended January 3, 2003, to all stockholders entitled to vote at the meeting.

How Do I Vote?

You have three ways to vote. You may return the proxy card by mail, vote by telephone, or vote in person. The Company is not offering Internet voting at this time. To vote by mail, you must sign your proxy card and send it in the enclosed prepaid, addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board of Directors:

•	for the nine named nominees; and

•	for the ratification of the appointment of KPMG LLP, as the Company’s auditors.

If you choose to vote by telephone, please review the back of the proxy card for instructions on how to do so. You do not need to mail in your proxy card if you vote by telephone. Some brokers may not provide telephone voting.

If you choose to vote in person, you will have an opportunity to do so at the Annual Meeting. You may either bring your proxy card to the Annual Meeting, or if you do not bring your proxy card, the Company will pass out written ballots to anyone who was a stockholder as of the Record Date.

What if I Change My Mind After I Return My Proxy Card?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	signing another proxy with a later date, (the proxy with the latest date is counted);

•	voting by telephone (your latest telephone proxy is counted); or

•	voting in person at the Annual Meeting.

What Does it Mean if I Receive More than One Proxy Card?

It means you have multiple accounts with the transfer agent and/or with brokers. Please provide voting instructions for all proxy cards you receive.

What Constitutes a Quorum?

The presence, in person or by properly executed proxy, of the holders of a majority of the shares of common stock outstanding as of the Record Date constitutes a quorum at the Annual Meeting. Shares that voted “For,” “Against,” or “Withheld” on the proposals are treated as being present at the meeting for purposes of establishing a quorum and are deemed to be “votes cast” at the Annual Meeting with respect to the proposals. Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Annual Meeting. However, abstentions and broker non-votes will not be included in the tabulation of the voting results on the election of directors or on issues requiring approval of a majority of the votes duly cast. Signed, unmarked proxy cards are voted as recommended by the Board of Directors. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required for the ratification of the appointment of auditors.

As of the Record Date, a total of 7,181,378 shares of the Company’s common stock, $.001 par value were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company’s common stock, see “Stock Ownership.” The closing price of the Company’s common stock on the NASDAQ National Market on the Record Date was $13.00 per share.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

A Board of nine directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s nine nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting, or until a successor has been elected and qualified.

Required Vote

The nine nominees receiving the highest number of affirmative votes duly cast shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW:

Samuel H. Armacost

Age:	64

Director Since:	1989

Principal Occupation:	Chairman of the Board of SRI International since 1998

Recent Business Experience:

Mr. Armacost was a Principal of Weiss, Peck & Greer, L.L.C., an investment firm, from l990 to 1997. In 1997, he was appointed Managing Director until his departure in June 1998. He was Managing Director of Merrill Lynch Capital Markets of Merrill, Lynch, Pierce, Fenner & Smith, Incorporated, from 1987 to August 1990, and he was Director, President, and Chief Executive Officer of BankAmerica Corporation from 1981 to 1986.

Other Directorships:	Member of the Boards of Callaway Golf Company, ChevronTexaco Corp., Del Monte Foods Company, Scios, Inc., SRI International and The James Irvine Foundation.

Barbara M. Barrett

Age:	52

Director Since:	1997

Principal Occupation:	President and Chief Executive Officer of Triple Creek Guest Ranch since 1993

Recent Business Experience:

Ms. Barrett served as President and CEO of the American Management Association International, Inc., in New York City from 1997 through 1998; as Deputy Administrator of the Federal Aviation Administration, from 1988 through 1989; and as Vice Chairman of the Civil Aeronautics Board from 1981 through 1984. Prior to 1984 she practiced corporate, international and business law.

Other Directorships:

Chairman of the Board of Valley Bank of Arizona; Chairman of the Board of Trustees of Thunderbird, The American Graduate School of International Management; member of the Boards of Raytheon and Triple Creek Guest Ranch.

Leslie G. Denend, Ph.D.

Age:	62

Director Since:	2001

Recent Business Experience:

Dr. Denend was President of Network Associates, Inc., from December 1997 until May 1998, President and CEO of Network General, Inc. from February 1993 until December 1997 and Chairman, President and CEO of Vitalink Communications Corporation from October 1990 until its acquisition by Network Systems Corp. in June 1991. Dr. Denend remained as a business unit president at Network Systems Corp. until December 1992. He was Executive Vice President at 3Com Corporation from January 1989 until October 1990. He was also a partner in McKinsey and Company until January 1989. Dr. Denend served as the special assistant to the assistant to the President for National Security Affairs, The White House. He was an advisor to the Chairman of the Joint Chiefs of Staff and he served as a director of The Cabinet Council on Economic Affairs, The White House.

Other Directorships:	Member of the Boards of Network Associates, Inc. and the United Services Automobile Association.

Michael R. Gaulke

Age:	57

Director Since:	1994

Principal Occupation:	President and Chief Executive Officer of the Company since 1996

Recent Business Experience:

Mr. Gaulke joined the Company in 1992, as Executive Vice President and Chief Financial Officer. He was named President in March 1993, and he was appointed as a member of the Board of Directors of the Company in January 1994. He assumed his current role of President and Chief Executive Officer in June 1996. Prior to 1992, he held senior executive positions at Raynet Corporation and Spectra Physics.

Other Directorships:	Member of the Board of Cymer, Inc. and the Board of Trustees of the Palo Alto Medical Foundation.

Jon R. Katzenbach

Age:	70

Director Since:	1997

Principal Occupation:	Founding Partner of Katzenbach Partners, L.L.C., since 1999

Recent Business Experience:

Mr. Katzenbach was with McKinsey & Company from 1959 until January 1999. During his 39 years of service, Mr. Katzenbach managed several of their offices, including McKinsey & Company’s San Francisco and New York offices for five years each. Mr. Katzenbach served as Chairman of several governance committees and was elected to the Shareholders’ Committee in 1972, on which he served for nearly 20 years.

Authored:	Authored: Teams at the Top; Peak Performance

Co-authored: The Wisdom of Teams; Real Change Leaders; and The Discipline of Teams

Edward J. Keith

Age:	68

Director Since:	1989

Principal Occupation:	Vice Chairman of the Board of Exponent, Inc., and Private Investor

Recent Business Experience:

Mr. Keith was Chairman of the Board of Directors of the Company from March 1993 until May 2001 and he has been a member of the Board of Directors of the Company since 1989, as well as a member of the Board of Directors of Exponent Failure Analysis Associates, Inc. (“FaAA”) from 1987 until December 2000. He was advisor to FaAA in 1986. Mr. Keith has been a private investor since 1982.

Subbaiah V. Malladi, Ph.D.

Age:	56

Director Since:	1996

Principal Occupation:	Chief Technical Officer since 1998

Recent Business Experience:

Dr. Malladi joined FaAA in 1982 as a Senior Engineer, becoming a Senior Vice President in 1988, a Corporate Vice President of FaAA in 1993 and Chief Technical Officer of the Company in 1998. Dr. Malladi was a member of the Board of Directors of the Company from 1991 through 1993 and was re-elected to the Board in 1996.

Roger L. McCarthy, Ph.D.

Age:	54

Director Since:	1989

Principal Occupation:	Chairman of the Board of the Company

Recent Business Experience:

Dr. McCarthy joined the Company in 1978. From June 1996 to October 1998, he served as Chief Technical Officer and director of the Company. He was Chairman of FaAA from 1996 until its dissolution in December 2000. He has been a director of the Company since 1989 and was a director of FaAA since 1980. He was Chief Executive Officer of the Company and FaAA from 1982 to June 1996. He also served as Chairman and President of the Company from 1986 to March 1993.

Stephen C. Riggins

Age:	58

Recent Business Experience:

Mr. Riggins spent 30 years with KPMG LLP, where he practiced as a certified public accountant and was in a number of senior leadership positions including being a member of KPMG’s Board of Directors and its Management Committee. Other roles included serving as Western Area Managing Partner—Assurance; Managing Partner—Information, Communication, and Entertainment; Managing Partner—Silicon Valley Office and Los Angeles Office.

Board Meetings and Committees

The Board held four regular meetings in 2002. Each director attended at least 75% of all Board meetings during 2002. Committee members attended at least 75% of all applicable committee meetings during 2002. The table below describes the Board’s committees. All outside directors serve on each committee.

Committee Name/Number of Members		Function of Committee	Meetings in 2002

AUDIT COMMITTEE Samuel H. Armacost—Chairperson Barbara M. Barrett Leslie Denend, Ph.D. Jon R. Katzenbach Edward J. Keith	• •	Monitors the independence and performance of the Company’s outside auditors Reviews audited financial reports with management and independent auditors prior to filing	5 regular meetings

HUMAN RESOURCES COMMITTEE Barbara M. Barrett—Chairperson Samuel H. Armacost Leslie G. Denend, Ph.D. Jon R. Katzenbach Edward J. Keith	•	Establishes the general compensation policies for all employees and oversees the specific compensation plan for officers of the Company, including the President and CEO	5 regular meetings

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE Leslie G. Denend, Ph.D.—Chairperson Samuel H. Armacost Barbara M. Barrett Jon R. Katzenbach Edward J. Keith	• •	Oversees corporate governance Processes and makes recommendations to the Board regarding nominations for the Board	2 regular meetings

Compensation of Directors

Members of the Board of Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company.

Non-employee members of the Board of Directors receive:

•	an annual cash retainer of $24,000;

•	$2,000 for attending each meeting of the Board of Directors;

•	$5,000 for service on the Human Resources Committee;

•	$5,000 for service on the Audit Committee;

•	$1,000 for service on the Corporate Governance and Nominating Committee.

Furthermore, Mr. Keith received an additional retainer of $10,500 for his duties associated with serving as Vice Chairman of the Board of Directors. Non-employee Board members were reimbursed for certain expenses related to travel and incidentals. The reimbursement for Mr. Katzenbach was paid to Katzenbach Partners, L.L.C.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Report of the Audit Committee of the Board of Directors does not constitute soliciting material and should not be considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee of the Board of Directors is responsible for general oversight of the Company’s financial accounting and reporting process. The Committee’s primary responsibilities fall into three broad categories:

•	first, the committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

•	second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including their appointment or removal; approving the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

•	third, the Committee in consultation with management and the independent auditors considers the integrity of the Company’s financial reporting processes and controls regarding finance, accounting and legal compliance.

The Committee’s responsibilities are presented in detail in the complete charter of the Committee, which is included in the appendix to this proxy statement. The charter reflects standards set forth in the applicable Securities and Exchange Commission (“SEC”) regulations and the NASDAQ National Market rules. Audit Committee members are independent as defined by these regulations and rules.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention it considers necessary or appropriate to each of the matters assigned to it under the Committee’s charter. To carry out its responsibilities, the Committee met five times during fiscal 2002.

In overseeing the preparation of the Company’s financial statements, the Committee met with both management and the Company’s outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees), which includes:

•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management, if any, over the application of accounting principles, the basis for managements accounting estimates and the disclosures in the financial statements.

With respect to the Company’s outside auditors, the Committee, among other things, discussed with KPMG LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2003, for filing with the SEC.

Members of the Audit Committee

Samuel H. Armacost-Chairperson

Barbara M. Barrett

Leslie G. Denend, Ph.D.

Jon R. Katzenbach

Edward J. Keith

AUDITORS FEES

Audit Fees

The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company’s annual financial statements for the fiscal year ended January 3, 2003 and the reviews of the financial statements included in the Company’s Forms 10-Q for that fiscal year were $214,000.

Financial Information Systems Design and Implementation Fees

There were no information technology services rendered by KPMG LLP for the fiscal year ended January 3, 2003.

All Other Fees

The aggregate fees billed for services rendered by KPMG LLP, other than the services covered in “Audit Fees” and “Financial Information Systems Design and Implementation Fees” above, for the fiscal year ended January 3, 2003 were $179,000, of which approximately $150,000 were for tax compliance services and approximately $29,000 were for SEC regulatory services.

The Audit Committee of the Board has considered these services compatible with maintaining KPMG’s independence.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed KPMG LLP, independent auditors, to audit the financial statements of the Company for the year ending January 2, 2004. KPMG LLP, has audited the Company’s financial statements since 1987. A representative of KPMG LLP, is expected to be present at the meeting and is expected to be available to respond to appropriate questions.

Required Vote

In the event that the stockholders do not approve the selection of KPMG LLP, the Audit Committee of the Board of Directors will reconsider the appointment of the independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

STOCK OWNERSHIP

How Much Stock do the Company’s Directors, Officers and Greater than 5% Stockholders Own?

The following table indicates beneficial ownership of the Company’s common stock as of April 14, 2003. It includes stockholders known by the Company to beneficially own more than 5% of the Company’s common stock, the Company’s directors, the executive officers of the Company named in the Executive Compensation Table (see page 13), and the directors and executive officers of the Company as a group. A total of 7,181,378 shares of the Company’s common stock were issued and outstanding as of April 14, 2003.

Name	Number of Shares (1)	Percent of Total (1)
Heartland Advisors, Inc. (2) 789 North Water Street Milwaukee, WI 53202	530,100	7.4%
Michael R. Gaulke (3) c/o Exponent, Inc. 149 Commonwealth Drive	520,795	6.8%
Palo Alto Investors, LLC (2) 470 University Avenue Palo Alto, CA 94301	469,574	6.5%
Dimensional Fund Advisors, Inc. (2) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	465,791	6.5%
Federated Investors, Inc. (2) 5800 Corporate Drive Pittsburgh, PA 15222	426,400	5.9%
Subbaiah V. Malladi (4)	340,644	4.6%
Roger L. McCarthy (5)	274,656	3.8%
Dennis J. Paustenbach	90,833	1.3%
Robert D. Caligiuri (6)	71,652	1.0%
Samuel H. Armacost	69,960	1.0%
Edward J. Keith	48,940	*
Barbara M. Barrett (7)	20,000	*
Jon R. Katzenbach (7)	11,600	*
Leslie G. Denend (8)	5,000	*
Stephen C. Riggins	—	*
All Directors & Executive Officers (19 persons) (9)	2,195,320	26.8%

*	Represents less than one percent of the outstanding common stock of the Company.
(1)	The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within sixty days of April 14, 2003, through the exercise of any stock option or other right. The denominator of the calculation consists of the director’s and executive officer’s options exercisable within sixty days of April 14, 2003, plus the Company’s total shares outstanding as of April 14, 2003. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

(2)	As indicated on a Form 13G filed with the SEC on February 12, 2003 for Heartland Advisors, Inc., on February 11, 2003 for Palo Alto Investors, LLC, on February 11, 2003 for Dimensional Fund Advisors, Inc. and on February 14, 2003 for Federated Investors, Inc.
(3)	Includes 457,500 shares of common stock subject to options exercisable within sixty days of April 14, 2003.
(4)	Includes 196,868 shares of common stock subject to options exercisable within sixty days of April 14, 2003.
(5)	Includes 211,724 shares of common stock held by Roger L. McCarthy, 50,432 shares of common stock held in trust for his two children, and 12,500 shares of common stock subject to options exercisable within sixty days of April 14, 2003.
(6)	Includes 62,250 shares of common stock subject to options exercisable within sixty days of April 14, 2003.
(7)	Includes 10,000 shares of common stock subject to options exercisable within sixty days of April 14, 2003.
(8)	Includes 5,000 shares of common stock subject to options exercisable within sixty days of April 14, 2003.
(9)	Includes 1,023,318 shares of common stock subject to options exercisable within sixty days of April 14, 2003.

Compliance with Section 16(a) of the Securities Exchange Act

The Company believes that during 2002, all filings with the SEC, by its officers, directors and 10% stockholders complied with requirements for reporting ownership or changes in ownership of Company common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934, except for a failure to file a Form 4, Statement of Changes of Beneficial Ownership, on a timely basis by Dennis J. Paustenbach with regards to a sale of Company stock which took place in November 2002. The Form 4 was filed on April 24, 2003. Also at that time, an amendment was filed to correct an omission on a Form 4 originally filed in 2001 by Dr. Paustenbach.

Compensation Committee Interlocks and Insider Participation

During 2002, Ms. Barrett and Messrs. Armacost, Keith, Katzenbach and Denend served as members of the Human Resources Committee. No member of the Human Resources Committee is or was formerly an officer or an employee of the Company or any of its subsidiaries.

No interlocking relationship exists between the Company’s Board of Directors or Human Resources Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

EXECUTIVE OFFICER COMPENSATION

Executive Compensation Table

The following table shows compensation paid for services to the Company in all capacities for the fiscal years indicated for the Chief Executive Officer and each of the other four most highly compensated executive officers (the “Named Officers”):

	Annual Compensation					Long-term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)		Bonus ($)(2)		Securities Underlying Options (#)	All Other Compensation ($)(3)
Michael R. Gaulke President, Chief Executive Officer and Director of the Company	2002 2001 2000	$ $ $	522,592 475,009 475,009	$ $ $	500,000 350,000 500,000	50,000 50,000 100,000	$ $ $	20,488 17,966 19,366

Roger L. McCarthy Chairman and Director of the Company	2002 2001 2000	$ $ $	548,070 499,990 499,990	$ $ $	350,000 650,000 800,000	50,000 0 0	$ $ $	25,941 20,115 17,000

Subbaiah V. Malladi Chief Technical Officer and Director of the Company	2002 2001 2000	$ $ $	548,070 499,990 499,990	$ $ $	250,000 250,000 300,000	30,000 50,000 200,000	$ $ $	25,661 23,619 20,854

Dennis J. Paustenbach Corporate Vice President	2002 2001 2000	$ $ $	415,393 390,005 347,101	$ $ $	300,000 105,000 110,000	0 0 0	$ $ $	80,738 78,063 77,324

Robert D. Caligiuri Group Vice President	2002 2001 2000	$ $ $	310,962 284,996 265,002	$ $ $	300,000 115,000 110,000	10,000 15,000 15,000	$ $ $	22,052 19,202 18,257

(1)	Salary amounts for 2002 reflect a 53-week fiscal year. Salary amounts for 2001 and 2000 are for 52-week fiscal years.
(2)	Includes bonuses earned or accrued with respect to services rendered in the year or period indicated, whether or not such bonus was actually paid during such year. Bonus amounts for R.L. McCarthy include a separate bonus of $75,000 per quarter, totaling $300,000 in 2001 and $50,000 per quarter, totaling $200,000 in 2000.
(3)	Represents contributions to the Company’s defined contribution 401(k) plan and insurance premiums in 2002, respectively, as follows: M.R. Gaulke, $14,000 and $6,488; R.L. McCarthy, $14,000 and $11,941; S.V. Malladi, $14,000 and $11,661; D.J. Paustenbach, $14,000 and $8,740; R. D. Caligiuri, $14,000 and $8,052. Additionally, D.J. Paustenbach was given a loan, which is being amortized over a five-year period. Loan amortization for D.J. Paustenbach began in October 1998. The amortization amounts for D.J. Paustenbach’s loan for 2002, 2001 and 2000 was $57,998, $57,998 and $57,998, respectively. All loan amortization amounts include principal and interest.

What Options were Granted to the Named Officers in 2002?

The following table offers information concerning stock options granted during the year ended January 3, 2003, to the Named Officers.

		Individual Grants			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
Name	Options Granted (#) (1)	Percent of Total Options Granted to Employees in Year (2)	Exercise Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Michael R. Gaulke	50,000	15%	$12.78	02/07/12	$401,706	$1,018,003
Roger L. McCarthy	50,000	15%	$12.78	02/07/12	$401,706	$1,018,003
Subbaiah V. Malladi	30,000	9%	$12.78	02/07/12	$241,024	$610,802
Dennis J. Paustenbach	0	—	—	—	—	—
Robert D. Caligiuri	10,000	3%	$13.03	03/05/12	$81,914	$207,585

(1)	All options in this table were granted under the 1999 Stock Option Plan. All options under this plan have exercise prices equal to the fair market value on the date of grant. The options generally become exercisable over a period of four years at a rate of 25% per year and expire 10 years from the date of grant.
(2)	In 2002, the Company granted options to employees to purchase 328,000 shares of common stock.
(3)	Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%), minus the exercise price of the option. Annual compounding results in total gross appreciation of 63% (at 5% per year) and 159% (at 10% per year). The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company’s estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.

What is the Value of the Options held by the Named Officers?

The following table shows information concerning the shares exercised and the number of shares exercisable and unexercisable as of January 3, 2003. Also reported are values for “in-the-money” options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company’s common stock as of January 3, 2003.

	Number of Shares Acquired Upon Exercise of Option	Value Realized Upon Exercise (1)	Number of Unexercised Options at January 3, 2003		Value of Unexercised In-the-Money Options at January 3, 2003 (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael R. Gaulke	100,000	$584,782	388,750	156,250	$3,182,619	$853,434
Roger L. McCarthy	0	—	0	50,000	—	$111,750
Subbaiah V. Malladi	0	—	126,868	167,500	$986,792	$1,027,009
Dennis J. Paustenbach	119,468	$885,896	46,250	0	$428,275	—
Robert D. Caligiuri	8,852	$52,944	52,250	28,750	$480,481	$105,230

(1)	The value realized upon exercise is determined by subtracting the exercise price from the fair market value at the time the option is exercised.
(2)	The value of underlying securities is based on the closing price of Company’s common stock on January 3, 2003, $15.01 (the last trading day of the period), on the NASDAQ National Market, minus the exercise price of the option.

Equity Compensation Plan Information

The following table sets forth certain information regarding securities authorized for issuance under the Company’s equity incentive plans during the fiscal year ended January 3, 2003. The equity compensation plans of the Company include the 1999 Stock Option Plan, the 1998 Stock Option Plan, the 1990 Stock Option Plan and the Restricted Stock Plan.

The 1999 Stock Option Plan, the 1990 Stock Option Plan and the Restricted Stock Plan were approved by the Company’s shareholders. The 1998 Stock Option Plan was not approved by the Company’s shareholders.

The Board of Directors adopted the 1998 Stock Option Plan (the “1998 Plan”) in October 1998. The 1998 Plan is a non-statutory plan, which will expire in 2008. Under the 1998 Plan, awards may be granted to any employee of the Company who is not an officer or director of the Company at the time of the award. The 1998 Plan provides for the grant of non-qualified options, exercisable at a price not less than 85% of the fair market value of the shares at the date of grant. Options are granted for terms of up to ten years and generally vest ratably over a four-year period from the grant date.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,695,109	$8.01	688,000
Equity compensation plans not approved by security holders	462,348	$9.68	164,325

Total	2,157,457	$8.37	852,325

REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

The Human Resources Committee of the Board of Directors establishes the general compensation policies for all employees and oversees the specific compensation plans for officers of the Company, including the President and CEO. The Committee is composed of the five non-employee directors; no executive officers of the Company are included on the Human Resources Committee.

What is the Company’s Philosophy of Executive Compensation?

The Company’s compensation program for executives consists of three elements:

•	base salary;

•	bonus based on performance; and

•	stock option grants.

The compensation of the Company’s officers, including the President and CEO, is based on the profitability of the Company, the individual achievements of the officers and the competitive environment for such employees. Individual performance assessments are based on both objective and subjective appraisals of: financial performance, professional accomplishments and leadership that meet the level of excellence demanded by the Company.

What is the Timing of Compensation Changes?

The performance reviews of officers and employees are typically completed within three months after the close of each year. Hence, compensation changes for 2003 were based on 2002 results. These compensation changes went into effect March 29, 2003. Bonuses based on 2002 performance were paid out on March 7, 2003.

What was the Human Resources Committee’s Basis for the CEO’s Compensation in fiscal 2002?

Mr. Gaulke’s salary for 2002 was $522,592. In addition, he was paid a performance-based bonus of $500,000 and received a stock option grant of 50,000 shares of the Company’s common stock. The Committee determined Mr. Gaulke’s compensation based on his performance and leadership in 2002.

What is the Basis for Determining the Executive’s Compensation?

Salaries.    The Company strives to provide base salaries commensurate with comparable executives and private consultants. However, the unique nature of the Company’s business makes direct comparisons difficult as many competitors are sole practitioners or in private partnerships. In consideration of their responsibilities for both managing the Company and/or providing direct consulting services which generate significant Company revenue, the Human Resources Committee believes the officers’ salaries are comparable to those earned by executives and consultants of similar background, capability and technical expertise.

Bonuses.    For the year ended January 3, 2003, the bonus plan was continued for all employees, including officers. The Company bonus pool was tied to corporate profitability. Mr. Gaulke, President and CEO, recommends individual officer bonuses based on the officer’s financial performance, professional accomplishments and leadership. The Human Resources Committee reviews and approves the bonuses for each officer and the bonus pool. Additionally, they determine the bonuses for all inside directors, including the President and CEO, the Chairman, and the Chief Technical Officer of the Company.

Stock Options.    The Human Resources Committee believes that stock ownership provides significant opportunity to assure that officers are motivated to maximize stockholder value. The fiscal 2002 options were granted at the market price on the date of grant and vest over a four-year period to encourage retention of key employees.

Executive Compensation.    The Human Resources Committee reviewed the performance of the President and CEO, Michael R. Gaulke; the Chairman, Roger L. McCarthy; and the CTO, Subbaiah V. Malladi, during 2002. In addition, the Human Resources Committee reviewed and approved the 2002 salary recommendations for all other officers.

How is the Company Addressing Internal Revenue Code Limits on Deductibility of Compensation?

Section 162(m) of the Internal Revenue Code (“IRC”) generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s Chief Executive Officer and four most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Company’s 1999 Incentive Stock Option Plan enables compensation recognized in connection with the exercise of options to qualify as an exception to the deduction limit. The Committee will continue to evaluate the issues relating to executive compensation and will take appropriate action where necessary. The Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws, where possible.

Members of the Human Resources Committee

Barbara M. Barrett-Chairperson

Samuel H. Armacost

Leslie G. Denend, Ph.D.

Jon R. Katzenbach

Edward J. Keith

COMPANY STOCK PRICE PERFORMANCE GRAPH

The graph compares the Company cumulative total stockholder return calculated on a dividend-reinvested basis from 1997 through 2002 with those of the S&P 500 Index and the S&P SmallCap 600 Index. The graph assumes that $100 was invested on the last day of 1997. Note that the historic stock price performance is not necessarily indicative of future stock price performance.

OTHER MATTERS

The Company knows of no other matters that will be brought before the meeting. However, if any such matters are properly presented before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend. It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, or vote by phone, at your earliest convenience your proxy results.

Stockholder Proposals for the 2003 Annual Meeting.    Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Stockholders interested in presenting a proposal for consideration at the Company’s Annual Meeting of stockholders for the year 2004 may do so by submitting the proposals to the Company’s Corporate Secretary, no later than January 9, 2004.

Proxy Solicitation Costs.    The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies by certain Company directors, officers, and regular employees may be solicited, without additional compensation, by personal conversation, telephone, telegram, letter, electronically, or by facsimile.

FOR THE BOARD OF DIRECTORS

Richard L. Schlenker, Corporate Secretary

Menlo Park, California

May 2, 2003

Appendix

Exponent, Inc.

Charter of the Audit Committee

of the Board of Directors

Charter of the Audit Committee of the Board of Directors

I.    Audit Committee Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Exponent, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The Committee is not responsible, however, for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

By adopting this Charter, the Board delegates to the Committee the full and exclusive authority to: (i) perform each of the responsibilities set forth in this Charter; (ii) appoint a chair of the Committee (the “Chair”); (iii) conduct any investigation the Committee determines necessary to fulfill its responsibilities; (iv) retain special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties, and cause the officers of the Company to provide such funding as the Committee determines to be appropriate for payment of compensation to the Company’s independent auditors and any special legal, accounting, or other consultants or experts retained by the Committee; obtain direct access to the Company’s independent auditors as well as anyone in the organization, including internal legal or other advisors.

II.    Audit Committee Composition and Meetings

The Committee shall be composed of three or more directors, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as that term may be defined under the Rules and Regulations (the “Regulations”) of the Securities and Exchange Commission (the “Commission”) under the Exchange Act. All members of the Committee shall meet the independence and financial literacy requirements of the NASDAQ and at least one member shall meet the financial sophistication requirements of the NASDAQ. At least one member of the Committee shall be a “financial expert”, as that term may be defined in the Regulations.

Committee members shall be appointed by the Board. If the Chair is not present at a meeting, the members of the Committee may designate a Chair for that meeting by majority vote of the Committee membership.

Subject to the specific responsibilities and duties set forth in this Charter, the Committee shall meet with such frequency and at such intervals, as it shall determine is necessary to carry out its duties and responsibilities.

III.    Audit Committee Responsibilities and Duties

Review Procedures

1.	At least annually, review and assess the performance of the Committee and the adequacy of this Charter, and recommend changes to the Board if necessary. Have this Charter published at least every three years in accordance with SEC regulations.

2.	Review the Company’s annual audited financial statements and the report of the independent auditors thereon prior to filing or distribution, and discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission.

3.	Discuss with management the appropriateness of the presentation of any non-GAAP financial information included in earnings press releases or other public disclosures. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

4.	Review the management letter delivered by the independent auditors in connection with the audit.

5.	Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company’s annual report.

6.	In consultation with management and the independent auditors consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.

7.	Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 14). The Chair or a member of the Committee that is a financial expert may represent the entire Committee for purposes of this review.

Independent Auditors

8.	Appoint and provide for the compensation of a “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

9.	Approve, in advance of their performance, all professional services to be provided to the Company by its independent auditors, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may delegate to a designated member or members of the Committee the authority to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

10.	Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditors submits to the Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditors and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

11.	Instruct the independent auditors to advise the Committee if there are any subjects that require special attention.

12.	Instruct the independent auditors to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communication between the auditors and management.

13.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to committees in accordance with AICPA SAS 61.

Other Audit Committee Responsibilities

14.	Meet at least once each year in separate executive sessions with management and the independent auditors to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

15.	Have such meetings with management and the independent auditors as the Committee deems appropriate to discuss the concept and design of the Company’s information and reporting systems and the steps management has taken to address significant issues concerning those matters, and to discuss significant financial risk exposures facing the Company and the steps management has taken to monitor and control such exposures.

16.	Review significant changes to the Company’s accounting principles and practices proposed by the independent auditors or management.

17.	Conduct or authorize such inquiries into matters within the Committee’s scope of responsibility as the Committee deems appropriate.

18.	Review and approve all related party transactions.

19.	Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

20.	Maintain and provide to the Board minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

21.	Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

EXPONENT, INC.

ANNUAL MEETING OF SHAREHOLDERS, MAY 29, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Exponent, Inc. a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 2, 2003, and hereby appoints Michael R. Gaulke, Roger L. McCarthy and Richard L. Schlenker and any of them, each with power of substitution and revocation, proxies and attorneys-in-fact of the undersigned to represent the undersigned and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Company’s Annual Meeting of Stockholders to be held at 149 Commonwealth Drive, Menlo Park, California 94025, at 8:00 a.m., PDT, on Thursday, May 29, 2003 and at any adjournment thereof, upon the following matters.

(Continued and to be signed on the reverse side)

Detach here from proxy voting card.

You can now access your Exponent, Inc. account online.

Access your Exponent, Inc. shareholder/stockholder account online via

Investor ServiceDirect/sm (ISD).

Mellon Investor Services LLC agent for Exponent, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status	• View Payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.mellon-investor.com

and follow the instructions shown on this page.

Step 1: FIRST TIME USERS—Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

Investor ServiceDirect/sm is currently only available for domestic individual and joint accounts.

•	SSN
•	PIN
•	Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

Step 2: Log in for Account Access

You are now ready to log in. To access your account please enter your:

•	SSN
•	PIN
•	Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.

Step 3: Account Status Screen

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

•	Certificate History
•	Book-Entry Information
•	Issue Certificate
•	Payment History
•	Address Change
•	Duplicate 1099

For Technical Assistance Call 1-877-978-7778

9am-7pm Monday-Friday Eastern Time

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS

DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S), IF NO

DIRECTIONS ARE INDICATED THIS PROXY WILL BE VOTED FOR

ITEMS 1 AND 2, AND AS SAID PROXIES DEEM ADVISABLE ON

SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE

MEETING.

Please mark ☒ your votes as indicated

***IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW***

1.	Election of all nominees listed below to the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified, except as noted (write the names, of any nominees for whom you withhold authority to vote).

Nominees: 01—Samuel H. Armacost, 02—Barbara M. Barrett, 03—Leslie G. Denend, Ph.D., 04—Michael R. Gaulke, 05—Jon R. Katzenbach, 06—Edward J. Keith, 07- Subbaiah V. Malladi, Ph.D., 08—Roger L. McCarthy, Ph.D. and 09—Stephen C. Riggins.

FOR ALL NOMINEE’S EXCEPT AS NOTED ABOVE

☐ FOR                         ☐ WITHHELD

2.	To ratify the appointment of KPMG LLP as independent public accountants for the Company for the fiscal year ending January 2, 2004.

☐ FOR                         ☐ AGAINST                         ☐ ABSTAIN

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

DATE                     , 2003

Signature

Signature, if Jointly Held

If acting as Attorney, Executor, Trustee or in other

representative capacity, please sign name and title.

Detach here form proxy voting card

Vote by Telephone or Mail

24 Hours a Day, 7 Days a Week

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Telephone 1-800-435-6710	Mail

        Use any touch-tone telephone to vote your proxy.

        Have your proxy card in hand when you call. You

        will be prompted to enter your control number,

        located in the box below, and then follow the

        directions given.

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by telephone,

you do NOT need to mail back your proxy card.